Exhibit (11)







                    CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Condensed Financial Information" and "Transfer and Dividend Disbursing Agent,
Custodian, Counsel and Independent Auditors" and to the use of our report dated August 1, 1997, which is incorporated by reference, in this Registration Statement (Form N-1A 33-50213) of Dreyfus Florida Municipal Money Market Fund.


                                           /s/ Ernst & Young LLP
                                           ERNST & YOUNG LLP

New York, New York
October 27, 1997